                                                                      Exhibit 24

                    POWER OF ATTORNEY TO SIGN ANNUAL REPORT

    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Dean M. Fjelstul and Frank A. Hult, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her in his or her name, place and stead, in any and all capacities, to sign the name of such person in the capacity indicated below opposite the name of such person to the Annual Report for the fiscal year ended May 31, 1997 of Walter Industries, Inc. on Form 10-K and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    This Power of Attorney has been signed by the following persons in the capacities indicated on July 22, 1997.

                      SIGNATURE                                                   TITLE
------------------------------------------------------  ---------------------------------------------------------


                 /s/ JAMES W. WALTER
     -------------------------------------------        Chairman Emeritus and Director
                   James W. Walter

                 /s/ KENNETH E. HYATT
     -------------------------------------------        Chairman of the Board, President, Chief Executive Officer
                   Kenneth E. Hyatt                       and Director (Principal Executive Officer)

                 /s/ DEAN M. FJELSTUL
     -------------------------------------------        Senior Vice President and Chief Financial Officer
                   Dean M. Fjelstul                       (Principal Financial Officer)

                  /s/ FRANK A. HULT
     -------------------------------------------        Vice President, Controller and Chief Accounting Officer
                    Frank A. Hult                         (Principal Accounting Officer)

                 /s/ RICHARD E. ALMY
     -------------------------------------------        Executive Vice President, Chief Operating Officer and
                   Richard E. Almy                        Director

               /s/ HOWARD L. CLARK, JR.
     -------------------------------------------        Director
                 Howard L. Clark, Jr.

                 /s/ JAMES B. FARLEY
     -------------------------------------------        Director
                   James B. Farley

                      SIGNATURE                                                   TITLE
------------------------------------------------------  ---------------------------------------------------------

                  /s/ ELIOT M. FRIED
     -------------------------------------------        Director
                    Eliot M. Fried

                   /s/ PERRY GOLKIN
     -------------------------------------------        Director
                     Perry Golkin

                 /s/ JAMES L. JOHNSON
     -------------------------------------------        Director
                   James L. Johnson

                /s/ MICHAEL T. TOKARZ
     -------------------------------------------        Director
                  Michael T. Tokarz

                                       2